S-K 1605, De-SPAC Background and Terms	Dec. 18, 2025
De-SPAC Transactions, Background, Terms, Effects Disclosure [Line Items]
De-SPAC, Security Holders Redemption Rights Summary [Text Block]

Redemption Rights

Pursuant to the Existing Governing Documents, we are providing our public shareholders with the opportunity to have all or a portion of their public shares redeemed for cash upon the Closing. Holders of EQV warrants do not have redemption rights in connection with the Business Combination. You will be entitled to receive cash for any public shares to be redeemed only if you:

•        (i) (a) hold public shares or (b) hold Public Units and you elect to separate your Public Units into the underlying public shares and EQV public warrants prior to exercising your redemption rights with respect to your public shares; and

•        (ii) prior to 5:00 p.m. Eastern Time, on            , 2026 (two business days prior to the vote at the extraordinary general meeting), (A) submit a written request to the Transfer Agent, that we redeem your public shares for cash and (B) deliver your public shares to the Transfer Agent.

Public shareholders may elect to redeem all or a portion of their public shares, whether they vote “FOR” the Business Combination Proposal or not. If the Business Combination is not consummated, the public shares will not be redeemed for cash. If the Business Combination is consummated and a public shareholder properly exercises its right to redeem its public shares and timely delivers its shares to the Transfer Agent, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the Closing, including interest earned on the funds held in the Trust Account and not previously released to fund EQV’s working capital requirements and income taxes of EQV or for permitted withdrawals, divided by the number of then-outstanding public shares. For illustrative purposes, as of December 15, 2025, this would have amounted to approximately $10.56 per issued and outstanding public share. If a public shareholder exercises its redemption rights, then it will be exchanging its redeemed public shares for cash and will no longer own such shares. The redemption will take place before the Domestication and, accordingly, it is the Class A Shares that will be redeemed. Any request to redeem public shares, once made, may be withdrawn at any time until the deadline for requesting to exercise redemption rights and thereafter, with our consent, until the Closing. Furthermore, if a holder of public shares delivers its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that EQV instruct the Transfer Agent to return the certificate. The holder can make such request by contacting the Transfer Agent, at the address or email address listed in the accompanying proxy statement/prospectus. We will be required to honor such request only if made prior to the deadline for requesting to exercise redemption rights.

If you hold the public shares in “street name,” you will have to coordinate with your broker to have your public shares certificated or delivered electronically. Public shares that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the public shares or delivering them through DTC’s DWAC (deposit withdrawal at custodian) system. In the event the Business Combination is not consummated this may result in an additional cost to public shareholders for the return of their public shares.

Any request for redemption, once made by a public shareholder, may not be withdrawn following the redemption deadline, unless the EQV Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the redemption deadline and, following such deadline, with EQV’s consent, prior to the extraordinary general meeting. No request for redemption is guaranteed to be honored unless the public holder’s shares have been delivered (either physically or electronically through DTC) to the Transfer Agent by the redemption deadline.

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming its Class A Shares with respect to more than an aggregate of 15% of the public shares, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the public shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

Each redemption of Class A Shares by public shareholders will decrease the amount in the Trust Account, which held total assets of approximately $369,732,429 as of December 15, 2025 and which EQV intends to use for the purposes of consummating the Business Combination within the time period described in this proxy statement/prospectus and to pay deferred underwriting commissions to BTIG. The Business Combination Agreement provides that EQV’s and PIH’s respective obligations to consummate the Business Combination is conditioned on EQV having Available Cash equaling or exceeding $140,197,687. “Available Cash” shall have the meaning ascribed to it in the Business Combination Agreement attached as an exhibit to the proxy statement/prospectus. The conditions to closing in the Business Combination Agreement are for the sole benefit of the parties thereto and may be waived by such parties. If, as a result of redemptions of Class A Shares by the public shareholders, these conditions are not met (or not waived), then EQV or PIH may elect not to consummate the Business Combination. Based on the amount of approximately $370 million in the Trust Account as of December 15, 2025, and taking into account the anticipated gross proceeds of approximately $87.5 million from the PIPE Financing and approximately $123.8 million from the Preferred Financing, all 350 million public shares currently outstanding may be redeemed and still enable us to have sufficient cash to satisfy the $140,197,687 Minimum Available Cash Condition.

De-SPAC, Security Holders are Entitled to Redemption Rights [Flag]	true
De-SPAC Transaction, Accounting Treatment [Text Block]	for the purposes of consummating the Business Combination within the time period described in this proxy statement/prospectus and to pay deferred underwriting commissions to BTIG.
De-SPAC, Security Holders are Entitled to Appraisal Rights [Flag]	true
De-SPAC, Security Holders Appraisal Rights Summary [Text Block]	in connection with the Domestication or the Business Combination under Cayman Islands law, the DGCL or the DLLCA.